UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          Form 8-K

                       Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 29, 2012
                 --------------------------

               Dynasil Corporation of America
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   (Exact name of registrant as specified in its charter)

Delaware                   000-27503                22-1734088
-----------               ---------------            -------------
(State or other                Commission                 (IRS Employer
jurisdiction of incorporation)  File Number)       Identification No.)

            44 Hunt Street, Watertown, MA  02472
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          (Address of principal executive offices)

                       (617)-668-6855
 ----------------------------------------------------------
    (Registrant's telephone number, including area code)

                       Not Applicable
(Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 5.07      Submission of Matters to a Vote of Security Holders.

  The Annual Meeting of Shareholders of Dynasil Corporation of America (the "Company") as adjourned on February 16, 2012, was continued on February 29, 2012. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

  Proposal No. 1   Election of Directors.

  The shareholders of the Company elected each of the Director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. The following is a breakdown of the voting results:



                Votes    Percent  Votes     Percent   Broker Non-
                 For       (1)    Withheld   (1)        Votes
              ---------  ------- ---------  -------   -----------
Craig T.      6,723,595  79.54%  1,729,993  20.46%    2,699,742
Dunham

Lawrence Fox  8,223,734  97.28%    229,854   2.72%    2,699,742

Harvey        8,223,764  97.28%    229,824   2.72%    2,699,742
Goldberg

Michael       8,223,734  97.28%    229,854   2.72%    2,699,742
Joyner

David         8,223,734  97.28%    229,854   2.72%    2,699,742
Kronfeld

John          8,223,734  97.28%    229,854   2.72%    2,699,742
Millerick

Steven        8,223,734  97.28%    229,854   2.72%    2,699,742
Ruggieri

Peter Sulick  8,223,734  97.28%    229,854   2.72%    2,699,742





  Proposal No. 2 - Approval of the Amendment of the Amended and Restated Employee Stock Purchase Plan.

  The shareholders of the Company approved the Amendment of the Amended and Restated Employee Stock Purchase Plan. The following is a breakdown of the voting results:



            Votes       Votes     Abstentions   Broker Non-
             For       Against                    Votes
           ---------   --------   -----------   -----------
Number of  8,009,245   272,648     171,695       2,699,742
Votes
Cast:

Percentage   96.71%      3.29%
of Votes
Cast:(2)



(1)  Percentages shown for election of Directors (Proposal
     No. 1) are based on totals of votes cast for and votes withheld from each indicated Director. Broker non-votes were not considered as part of the totals on which percentages were based.

(2) Percentages shown for approval of the Amendment of the Amended and Restated Employee Stock Purchase Plan
     (Proposal No. 2) are based on total numbers of votes cast. Broker non-votes and abstentions were not considered part of the totals on which the percentages were based.

  Item 8.01           Other Events

  Upon Mr. Millerick's election, he and the Company entered into the Company's previously filed standard form of indemnification agreement for directors.



  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DYNASIL CORPORATION OF AMERICA
                                    (Registrant)

  Date:     February 29, 2012       By: /s/ Steven K. Ruggieri
                                    Steven K. Ruggieri
                                    President and CEO